UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2021 (April 28, 2021)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37656	47-4452789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1407 Broadway, 38th Floor, New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SQBG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On April 28, 2021, the board of directors (the “Board”) of Sequential Brands Group Inc. (the “Company” or “Sequential”) appointed Marjorie L. Bowen to serve as a new member, effective immediately. Ms. Bowen was appointed as a Class III director for a term expiring at the 2023 Annual Meeting of Stockholders or until her successor is duly elected or qualified.

For over 10 years, Ms. Bowen has served as a director on over a dozen public and privately held companies in a wide variety of industries including retail and apparel, with her most recent director role being at Centric Brands, and previously Genesco and Talbots.  A qualified NYSE and NASDAQ financial expert, Ms. Bowen has chaired Special Committees, Audit Committees, and Restructuring/Strategic Committees.  Prior to her various directorships, Ms. Bowen had a nearly 20-year career in investment banking at Houlihan Lokey, including approximately 10 years as Managing Director where she served as a member of the firm’s senior management team. As both an investment banker and corporate director, Ms. Bowen has experience with corporate finance and M&A transactions for both healthy and distressed companies.  Ms. Bowen graduated with an M.B.A. from the University of Chicago and holds a B.A., cum laude from Colgate University. The Board benefits from Ms. Bowen’s significant experience as a public company director with extensive knowledge in corporate governance, financial performance and reporting, and strategic initiatives.

There are no familial relationships between Ms. Bowen and any director, executive officer, or other employee of the Company. Ms. Bowen has no material interests in any transactions or proposed transactions requiring disclosure under Item 404(a) of Regulation S-K. Ms. Bowen was recommended by KKR to the Board pursuant to the terms of the Company’s Fifth Amendment to the Third Amended and Restated Credit Agreement with Wilmington Trust, National Association as administrative agent and collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: April 30, 2021	By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer